Exhibit 21.1

Subsidiaries of BBX Capital, Inc.	Jurisdiction of
Organization
Eden Services, Inc.	Florida
I.R.E. Property Analysts, Inc.	Florida
I.R.E. Energy 1981, Inc.	Florida
Kingsway Services Inc.	Florida
Risk Management Services, LLC	Florida
BFC/CCC, Inc.	Florida
B-D2 Holdings, LLC	Florida
B-DJ Holdings, LLC	Florida
B-26 Holdings, LLC	Florida
D-2 Acquisition	Florida
LAS Trademark, LLC	Florida
PF Program Partnership, LP	Delaware
PF Program GP, LLC	Delaware
Confections by Design, LLC	Florida
BBX Capital Real Estate, LLC	Florida
BBX Capital Partners, LLC	Florida
BBX Sweet Holdings, LLC	Florida
Food for Thought Restaurant Group – Florida, LLC	Florida
Renin Holdings, LLC	Florida

Subsidiaries of BBX Capital Real Estate, LLC

BBX Partners, Inc.	Florida
BBX Capital Asset Management, LLC	Florida
Florida Asset Resolution Group, LLC	Florida
BBX Capital Real Estate Investments, LLC	Florida
BBX Las Olas Investments, LLC	Florida
BBX Altman Holdings, LLC	Florida
BBX Sky Cove, LLC	Florida
BBX Logistics Properties, LLC	Florida

Subsidiaries of BBX Partners Inc.
Heartwood Partners 1, LLC	Florida
Heartwood Partners 2, LLC	Florida
Heartwood Partners 3, LLC	Florida

Subsidiaries of BBX Capital Asset Management, LLC
BBX Miramar, LLC	Florida
FL Cell Tower, LLC	Florida
Banc Servicing Center, LLC	Florida
Fidelity Tax, LLC	Florida
Heartwood 3, LLC	Florida
Heartwood 4, LLC	Florida
Heartwood 11, LLC	Florida
FL Billboards, LLC	Florida
Heartwood 18, LLC	Florida
Heartwood 21, LLC	Florida
Heartwood 23, LLC	Florida
Heartwood 24, LLC	Florida
Heartwood 42, LLC	Florida
Heartwood 44, LLC	Florida
Heartwood 47, LLC	Florida
Heartwood 50, LLC	Florida
Heartwood 88, LLC	Florida
Heartwood 91, LLC	Florida
Heartwood 91-2, LLC	Florida
Heartwood 91-3, LLC	Florida
BBX Grand Central, LLC	Florida
BBX Promenade, LLC	Florida

Subsidiary of Heartwood 4, LLC
JX Palm Coast Land, LLC	Florida

Subsidiary of Heartwood 91-2, LLC
Unique Restaurant of Mizner Park Inc.	Florida

Subsidiaries of Florida Asset Resolution Group, LLC
Heartwood 58, LLC	Florida
FAR Holdings Group, LLC	Florida

Subsidiaries of Heartwood 58, LLC
FT Properties, LLC	Florida
Sunrise Atlantic, LLC	Florida
Heartwood 45, LLC	Florida
Heartwood 56, LLC	Florida
Heartwood 57, LLC	Florida

Subsidiaries of FAR Holdings Group, LLC
Heartwood 2, LLC	Florida
Heartwood 43, LLC	Florida
Heartwood 55, LLC	Florida
FAR 2, LLC	Florida
FAR 4, LLC	Florida
FAR 5, LLC	Florida
FAR 6, LLC	Florida
SHL Holdings, Inc	Florida

Subsidiaries of BBX Altman Holdings, LLC
BBX Altman Operating Entriies, LLC	Florida
BBX Altis Projects, LLC	Florida

Subsidiaries of BBX Altman Operating Entities, LLC
The Altman Companies, LLC	Florida

Subsidiaries of the Altman Companies, LLC
Altman Development Company, LLC	Florida
Altman Management Company, LLC	Florida
AGC Member, LLC	Florida
Altman Living, LLC	Florida

Subsidiaries of AGC Member, LLC
Altman Builders, LLC	Florida

Subsidiaries of Altman Projects, LLC
BBX Altis Projects 2021, LLC	Florida
BBX Altis Projects 2022, LLC	Florida
BBX Altis Projects 2023, LLC	Florida
BBX Equity Partners 2021, LLC	Florida
BBX Equity Partners 2022, LLC	Florida
BBX Equity Partners 2023 LLC	Florida
BBX Altis Suncoast Investor, LLC	Florida
BBX Altra Kendall Investor, LLC	Florida
BBX Altis Lake Willis II Investor, LLC	Florida
Altman 11240 Biscayne Manager, LLC	Florida

Subsidiaries of BBX Altis Projects, LLC
Altis Lake Willis Manager, LLC	Florida
Altis Suncoast Pasco Manager, LLC	Florida
Altis Santa Barbara Manager, LLC	Florida
Altis Blue Lake Manager, LLC	Florida
Altis Lake Willis II Manager, LLC	Florida
Altra Kendall Manager, LLC	Florida
Altra Kendall Sponsor, LLC	Delaware
Orange Blossom Apartment Manager, LLC	Florida

Subsidiaries of Altra Kendall Sponsor, LLC
Altra Kendall Ventures, LLC	Florida
Altra Kendall Holdings, LLC	Florida
Altra Kendall Owner, LLC	Florida

Subsidiaries of Altman 11240 Biscayne Manager, LLC
11240 Biscayne Manager, LLC	Florida

Subsidiary of BBX Capital Real Estate Investments, LLC
BBX Industrial Guaranty, LLC	Florida

Subsidiary of BBX Logistics Properties, LLC
BBX Logistics Projects 2024, LLC	Florida
BBX Logistics Partners 2024, LLC	Florida
BBX Logistics Projects 2023, LLC	Florida
BBX Logistics Partners 2023, LLC	Florida
Delray Logistics Park Manager, LLC	Florida
BBX Logistics Development, LLC	Florida
Lakeland Logistics Park Manager	Florida

Subsidiaries of Delray Logistics Projects 2023, LLC
Delray Logistics Park Manager, LLC	Florida

Subsidiaries of BBX Sweet Holdings, LLC
Las Olas Confections and Snacks, LLC	Florida
IT’SUGAR Holdings. LLC	Florida

Subsidiary of Las Olas Confections and Snacks, LLC
Hoffman’s Chocolates and Sweets, LLC	Florida
Subsidiaries of Hoffman’s Chocolates and Sweets, LLC
Anastasia Confections, Inc.	Florida
Hoffman's Florida I, LLC	Florida

Subsidiary of IT’SUGAR Holdings, LLC
IT’SUGAR, LLC	Delaware
Subsidiaries of IT’SUGAR, LLC
IT’Sugar Atlantic City, LLC	Delaware
IT’Sugar FLGC, LLC	Florida
IT’Sugar FL I, LLC	Florida
IT’Sugar FL II, LLC	Florida
IT'Sugar FL III, LLC	Florida
IT'Sugar Canada Inc.	Canada
IT'SOreo, LLC	Delaware
The Hoffman Commercial Group, Inc.	Florida

Subsidiaries of Hoffman Commercial Group, LLC

Good Fortunes East, LLC	Florida
Boca Bons East, LLC	Florida
B&B Bons, LLC	Florida
S&F Good Fortunes, LLC	Florida

Subsidiaries of Renin Holdings, LLC
Renin US, LLC	Mississippi
Renin Canada Corporation	Canada

Subsidiaries of Renin Canada Corporation
Renin UK Corporation	United Kingdom